THE ADVISORS’ INNER CIRCLE FUND III

(the “Trust”)

MetLife Small Company Equity Fund

(the “Fund”)

Supplement dated June 18, 2026 to the Fund’s Summary Prospectus, Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”), each dated January 28, 2026

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

The Board of Trustees of the Trust, at the recommendation of MetLife Investment Management, LLC (the “Adviser”), the investment adviser of the Fund, has approved a plan of liquidation providing for the liquidation of the Fund’s assets and the distribution of the net proceeds pro rata to the Fund’s shareholders. In connection therewith, the Fund is closed to investments from new and existing shareholders (including systematic purchases and automatic reinvestments of distributions by existing shareholders) effective immediately. The Fund is expected to cease operations and liquidate on or about August 17, 2026 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Prior to the Liquidation Date, shareholders may redeem (sell) their shares in the manner described in the “Purchasing, Selling and Exchanging Fund Shares – How to Sell Your Fund Shares” section of the Prospectus. For those Fund shareholders that do not redeem (sell) their shares prior to the Liquidation Date, the Fund will distribute to each such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder’s interest in the net assets of the Fund as of the Liquidation Date.

In anticipation of the liquidation of the Fund, the Adviser may manage the Fund in a manner intended to facilitate the Fund’s orderly liquidation, such as by holding cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount will include any accrued income and capital gains, will be treated as a payment in exchange for shares and will generally be a taxable event for shareholders investing through taxable accounts. You should consult your personal tax advisor concerning your particular tax situation. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of the Fund on the Liquidation Date will reflect costs of liquidating the Fund. Shareholders will receive liquidation proceeds as soon as practicable after the Liquidation Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MIM-SK-011-0100